UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2016

SILVER RUN ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37697 (Commission File Number)	47- 5381253 (I.R.S. Employer Identification No.)

1000 Louisiana Street, Suite 1450

Houston, TX, 77002

(address of principal executive offices)
(zip code)

(713) 357-1400
(Registrant’s telephone number, including area code)

  Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Silver Run Acquisition Corporation (“Silver Run” or the “Company”) announced today that it has set a record date of September 20, 2016 for and in advance of its special meeting of stockholders to be held with respect to its proposed business combination (the “Business Combination”) with Centennial Resource Production, LLC (“CRP”). The meeting date will be announced when it is set by the Board of Directors of the Company.

Legend Information

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: Silver Run’s ability to consummate the Business Combination; the benefits of the Business Combination; the future financial performance of Silver Run following the Business Combination; changes in CRP’s reserves and future operating results; and expansion plans and opportunities. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Silver Run’s views as of any subsequent date, and Silver Run does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.  You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Silver Run’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the contribution agreement relating to the Business Combination (the “Contribution Agreement”); (ii) the outcome of any legal proceedings that may be instituted against Silver Run following announcement of the Business Combination; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Silver Run, or other conditions to closing in the Contribution Agreement; (iv) the risk that the proposed Business Combination disrupts current plans and operations of Silver Run or CRP as a result of the announcement and consummation of the Business Combination; (v) Silver Run’s ability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Silver Run to grow and manage growth profitably following the Business Combination; (vi) costs related to the Business Combination; (vii) changes in applicable laws or regulations; (viii) the possibility that Silver Run or CRP may be adversely affected by other economic, business, and/or competitive factors; and (ix) other risks and uncertainties indicated in the preliminary proxy statement related to the proposed Business Combination, including those under the section entitled “Risk Factors.”

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information For Investors and Stockholders

In connection with the proposed Business Combination, Silver Run has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”). The definitive proxy statement and other relevant documents will be sent or given to the stockholders of Silver Run and will contain important information about the proposed Business Combination and related matters. Silver Run stockholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with Silver Run’s solicitation of proxies for the meeting of stockholders to be held to approve the proposed Business Combination because the definitive proxy statement will contain important information about the proposed Business Combination. When available, the definitive proxy statement will be mailed to Silver Run stockholders as of September 20, 2016, the record date established for voting on the proposed transaction. Stockholders are able to obtain copies of the preliminary proxy statement and, once available, will also be able to obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Silver Run and its directors and officers may be deemed participants in the solicitation of proxies of Silver Run stockholders in connection with the proposed Business Combination. Silver Run stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Silver Run in Silver Run’s registration statement on Form S-1, as amended as of February 17, 2016. Additional information will be available in the definitive proxy statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Run Acquisition Corporation

Date: September 15, 2016	By:	/s/ Stephen S. Coats
	Name:	Stephen S. Coats
	Title:	Secretary